John Hancock Classic Value Mega Cap Fund

Supplement dated 6-19-2009 to the current prospectus

The following information modifies the information presented under “Fund summary — Investor Costs”:

Effective as of May 1, 2009, John Hancock Investment Management Services, LLC (the “Adviser”), has voluntarily agreed to waive its advisory fees payable by the Fund in an amount equal to 0.10% of the Fund’s average daily net assets, on an annualized basis.

This advisory fee waiver is voluntary and can be terminated at any time by the Adviser on notice to the Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.